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                                                                  EXHIBIT 10.6.5

                     FOURTH AMENDMENT TO THE THIRD AMENDED
                    AND RESTATED REVOLVING CREDIT AGREEMENT

   This FOURTH AMENDMENT TO THE THIRD AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (this "Amendment") is made as of May 7, 1996 by and among FIRST ENTERPRISE FINANCIAL GROUP, INC., formerly known as Centre Capital Funding Corp., an Illinois corporation ("Borrower"), FIRST MIDWEST BANK, N.A. ("First Midwest"), BANK ONE, CHICAGO, NA ("Bank One"), NBD BANK ("NBD"), HARRIS BANK PALATINE, N.A. ("Harris"), FLEET BANK NATIONAL ASSOCIATION ("Fleet") and LASALLE NATIONAL BANK, a national banking association ("LaSalle") (LaSalle, First Midwest, Bank One, NBD, Harris and Fleet are sometimes collectively referred to herein as the "Banks" and each individually as a "Bank") and LaSalle as Agent (the "Agent").

                                   BACKGROUND

   A. Borrower, First Midwest, LaSalle, Bank One and the Agent entered into a certain Third Amended and Restated Revolving Credit Agreement dated as of September 1, 1995, as amended as of September 21, 1995, December 8, 1995 and March 18, 1996 which amended and restated in its entirety that certain Second Amended and Restated Revolving Credit Agreement dated as of July 1, 1994, as amended (as the same may be hereafter amended, modified or supplemented from time to time, the "Loan Agreement"), pursuant to which the LaSalle and the other Banks have made revolving loans and advances to Borrower.

   B. Borrower has requested that Banks amend the Loan Agreement by (a) increasing the amount available to Borrower by $15,000,000 by adding Fleet as a New Bank with a commitment of $5,000,000 and increasing the commitment of NBD from $10,000,0000 to $15,000,000; and (b) making certain changes in connection with the admission of a New Bank.

   C. The Banks and the Agent are willing to make such changes and to amend the Loan Agreement provided that Borrower, Banks and Agent enter into this Amendment and upon the terms and conditions set forth herein, and that Fleet, by its execution of this Amendment, become a signatory to the Loan Agreement.

   D. Terms used herein but not defined herein shall have the meanings assigned to them in the Loan Agreement.

   NOW, THEREFORE, in consideration of the premises and the mutual promises herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:
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  SECTION 1 AMENDMENTS TO LOAN AGREEMENT

   1.1 Section 2.1 of the Loan Agreement is hereby amended and restated in its entirety as follows:

   "2.1 Revolving Loans. Subject to the terms of this Agreement, to make loans to the Borrower (collectively called the "Revolving Loans" and individually, each a "Revolving Loan") on any Banking Day, which Revolving Loans the Borrower may repay and re-borrow during the period from the date hereof, to, but not including, the Maturity Date, in such amounts as the Borrower may from time to time request; provided, however that the aggregate principal amount of all Revolving Loans made under this Section 2.1 shall not exceed, at any one time, the lowest of (i) the Revolving Loan Borrowing Base, (ii) $62,000,000, or (iii) such fixed dollar amount as is (in the aggregate) committed by the Banks executing this Agreement from time to time if such amount is less than $62,000,000 (such lowest sum being the "Revolving Loan Commitment"); notwithstanding the foregoing, if no Event of Default shall have occurred and be continuing on each anniversary of the date hereof, the Banks shall be under no commitment to extend the Maturity Date, but each Bank agrees to inform the Borrower on such anniversary date whether it intends to extend the Maturity Date for an additional one-year period. If, at any time the outstanding Revolving Loans exceed the Revolving Loan Commitment, the Borrower will immediately notify the Agent of such excess and pay the Banks the amount thereof. Notwithstanding anything to the contrary contained herein, no Bank shall be obligated to advance any funds under this Section 2.1 which funds exceed the amount determined by multiplying such Bank's Percentage Interest by the Revolving Loan Commitment."

   1.2 Section 2.2 of the Loan Agreement is hereby amended by deleting the term "LaSalle" wherever it appears and by inserting in its place the term "Banks".

   1.3 Section 3.2 of the Loan Agreement is hereby amended by deleting the last sentence thereof and inserting the following in its place:

   "The Unused Line Fee shall be payable quarterly in arrears on the last Banking Day of each calendar quarter commencing September 30, 1995, with a final payment of such Unused Line Fee on the Maturity Date."

   1.4 Section 7.2(g) of the Loan Agreement is hereby amended and restated in its entirety as follows:

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   "(g)  within 30 days after each month, a Borrowing Base Certificate along with any schedules or supporting documents reasonably requested by Agent and in addition, if at any time the outstanding principal balance of the Loans exceeds 90% of the Revolving Loan Borrowing Base, Borrower shall submit by each Monday afternoon, a Borrowing Base Certificate for the preceding week until such time as the outstanding principal balance of the Loans no longer exceeds 90% of the Revolving Loan Borrowing Base;"

   1.5 The Maximum Amounts of Commitment and Percentage Interest shown on the signature pages of the Loan and Security Agreement shall be amended as set forth on Exhibit A to this Amendment.

   1.6 Exhibit E to the Loan Agreement is hereby amended by (i) adding a new Revolving Note payable to the order of Fleet at the end thereof in the form of Exhibit B hereto and (ii) adding a Revolving Note payable to the order of NBD in substitution for and replacement of the existing Revolving Note in the form of Exhibit C hereto.

   SECTION 2  REPRESENTATIONS AND WARRANTIES

   To induce the Banks to amend the Loan Agreement and provide their consent, Borrower represents and warrants to Banks that:

   2.1 Compliance with Loan Agreement. On the date hereof, Borrower is in compliance with the terms and provisions set forth in the Loan Agreement (as modified by this Amendment), and no unwaived Event of Default specified in
Section 10 of the Loan Agreement nor any event which would, upon notice or lapse of time, or both, constitute such an Event of Default, has occurred.

   2.2 Representations and Warranties. On the date hereof, the representations and warranties and covenants set forth in Sections 6 and 7 of the Loan Agreement (as modified by this Amendment) are true and correct with the same effect as though such representations and warranties and covenants had been made on the date hereof, except to the extent that such representations and warranties and covenants expressly relate to an earlier date.

   2.3 Corporate Authority of Borrower. Borrower has full power and authority to enter into this Amendment, to borrow additional funds and to incur and perform the obligations provided for under this Amendment and the Loan Agreement, all of which have been duly authorized by all proper and necessary corporate action. No consent or approval of stockholders or of any public authority or regulatory body is required as a condition to the validity or enforceability of this Amendment.





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   2.4  Amendment as Binding Agreement.  This Amendment constitutes the valid and legally binding obligation of Borrower, fully enforceable against Borrower, in accordance with its terms.

   2.5 No Conflicting Agreements. The execution and performance by the Borrower of this Amendment will not (i) violate any provision of law, any order of any court or other agency of government, any provision of the Articles or By-Laws of Borrower, or (ii) violate any indenture, contract, agreement or other instrument to which Borrower is a party, or by which its property is bound, or be in conflict with, result in a breach of or constitute (with due notice and/or lapse of time) a default under, any such indenture, contract, agreement or other instrument or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the property or assets of Borrower.

   SECTION 3  CONDITIONS PRECEDENT

   The agreement by the Banks to amend the Loan Agreement and to provide their consent is subject to the following conditions precedent:

   3.1 Borrower shall have executed and delivered to Fleet a Secured Revolving Note in the form of Exhibit B hereto.

   3.1 Borrower shall have executed and delivered to NBD a replacement Secured Revolving Note in the form of Exhibit C hereto.

   3.3 Borrower shall have executed and delivered to Banks a certified copy of the resolutions of its Board of Directors authorizing the execution and delivery of this Amendment and the consummation of the transactions contemplated thereby.

   3.4 Michael Harrington ("Harrington") shall have entered into an Amendment and Reaffirmation of Subordination Agreement in the form of Exhibit D hereto.

   3.5 Harrington, Banc One Capital Partners V, Ltd. and each of the Banks shall have entered into an Acknowledgement in the form of Exhibit E hereto.


   SECTION 4  ADMISSION OF FLEET AS A NEW BANK

   Fleet hereby agrees and confirms that by its execution and delivery of this Amendment, it has become a signatory to the Loan Agreement, as the same has heretofore been amended and to all of the other Loan Documents, and that it has become entitled to all of the rights and has undertaken all of the obligations of a Bank under the Loan Agreement.





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   SECTION 5  GENERAL PROVISIONS

   5.1 Except as amended by this Amendment, the terms and provisions of the Loan Agreement shall remain in full force and effect and are hereby affirmed, confirmed and ratified in all respects. Borrower ratifies, confirms and affirms without condition, all liens and security interests granted to the Banks and the Agent pursuant to the Loan Agreement and the Loan Documents, and such liens and security interests shall continue to secure the Obligations, including but not limited to, all loans made by the Bank to the Borrower under the Loan Agreement as amended by this Amendment.

   5.2 This Amendment shall be construed in accordance with and governed by the laws of the State of Illinois, and the obligations of Borrower under this Amendment are and shall arise absolutely and unconditionally upon the execution and delivery of this Amendment.

   5.3  This Amendment may be executed in any number of counterparts.

   5.4 Borrower hereby agrees to pay all out-of-pocket expenses incurred by Banks in connection with the preparation, negotiation and consummation of this Amendment, and all other documents related thereto, including without limitation, the reasonable fees and expense of Agent's counsel, and any filing fees required in connection with the filing of any documents necessary to consummate the provisions of this Amendment. Notwithstanding anything contained herein to the contrary, the only legal fees for which Borrower shall be responsible are the fees and expenses of Agent's counsel.

   5.5 On or after the effective date hereof, each reference in the Loan Agreement or any of the Loan Documents to this "Agreement" or words of like import, shall unless the context otherwise requires, be deemed to refer to the Loan Agreement as amended hereby.

   5.6 Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or thereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.





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   IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

                             BORROWER:

                             FIRST ENTERPRISE FINANCIAL
                              GROUP, INC.



                             By:  Paul Stinneford
                                 ---------------------------------
                             Title:  Vice President
                                    ------------------------------
                             BANKS:

                             LASALLE NATIONAL BANK,
                             individually and as Agent


                             By:  Kelly Smith
                                 ---------------------------------
                             Title:  Vice President
                                    ------------------------------

                             FIRST MIDWEST BANK, N.A.


                             By:  Edward J. Melton
                                 ---------------------------------
                             Title:  Senior Vice President
                                    ------------------------------

                             BANK ONE, CHICAGO, NA


                             By:  Michael Moran
                                 ---------------------------------
                             Title: Vice President
                                   -------------------------------




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          NBD BANK


          By: Craig Goldsmith
              ------------------------------------
          Title: Assistant Vice President
                ----------------------------------

          HARRIS BANK PALATINE, N.A.

          By: Paul E. Bailey
              ------------------------------------
          Title: Vice President
                ----------------------------------

          FLEET BANK NATIONAL
          ASSOCIATION

          By: Michael B. Moschetta
              ------------------------------------
          Title: Vice President
                ----------------------------------


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